SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)        OCTOBER 12, 1998
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                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


       DELAWARE                       1-6214                    13-2553920
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


             420 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94163
                    (Address of principal executive offices)


                                 1-800-411-4932
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.  Not Applicable.

ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement between Wells Fargo & Company (the "Company") and Goldman, Sachs & Co., dated October 12, 1998 in connection with the sale of 2,500,000 shares of the Company's common stock, $5.00 par value per share, pursuant to the Company's Prospectus Supplement dated October 12, 1998 to the Prospectus dated September 16, 1998.

ITEM 7.  EXHIBITS.

     (1.1) Underwriting Agreement, dated October 12, 1998, between Wells Fargo & Company and Goldman, Sachs & Co.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           WELLS FARGO & COMPANY



                                           By: /s/ Robert S. Singley
                                               --------------------------------
                                               Name:  Robert S. Singley
                                               Title: Vice President and
                                                       Assistant Secretary


Date: October 15, 1998



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